Vessels	12 Months Ended
Dec. 31, 2015
Vessels [Abstract]
Vessels

5.Vessels

Acquisitions

On November 5, 2015, the Company acquired the suezmax tanker Pentathlon for $57,926 from a third-party. During 2014, the Company acquired the suezmax tankers Eurovision and Euro for $61,814 and $59,804 respectively (Note 2(c)), from companies that are subject to influence by certain members of the Tsakos family, who are also shareholders, officers and directors of the Holding Company. During 2013, the Company took delivery of two newbuilding DP2 suezmax shuttle tankers Rio 2016 and Brasil 2014, at a total cost of $203,908 of which $105,763 was incurred in 2013.

Sales

On July 16, 2015 and July 17, 2015, the Company sold the handysize tanker Delphi and the suezmax tanker Triathlon, for net proceeds of $42,761 in total, realizing a total net gain of $2,078. The capital gains or losses from the sale of vessels are separately reflected in the accompanying 2015 Consolidated Statement of Comprehensive Income/(Loss). There were no vessel sales in 2014 and 2013.

Impairment

As of December 31, 2015, the Company reviewed the carrying amount in connection with the estimated recoverable amount for each of its vessels. This review did not indicate an impairment of the carrying value of the Company’s vessels. As of December 31, 2014, there was no indication of impairment.At December 31, 2013, the carrying amount for four of the Company’s vessels; Silia T, Triathlon, Delphi and Millennium was not fully recoverable. Consequently the carrying value of these four vessels, totaling $123,540 has been written down to $95,250, based on level 2 inputs of the fair value hierarchy, as determined by management taking into consideration valuations from independent marine valuers (Note 15(c)). The resulting impairment charge was $28,290 and is reflected in the accompanying 2013 Consolidated Statement of Comprehensive income/ (loss).